Filed Pursuant to Rule 497(d)


                        INVESCO UNIT TRUSTS, SERIES 1688

                          REIT Income Portfolio 2016-3

                          Supplement to the Prospectus

Notwithstanding anything to the contrary in the prospectus, at the recommendation of the Portfolio's Supervisor and pursuant to the Trust Agreement, the stock of The GEO Group, Inc. has been liquidated and is no longer included in the Portfolio.

Supplement Dated:   August 25, 2016